Exhibit 10.12

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 8, 2017, is entered into by and among HOOPER HOLMES, INC., a New York Corporation (“Borrower”), each of the undersigned financial institutions (individually each a “Lender” and collectively “Lenders”) and SWK FUNDING LLC, a Delaware limited liability company, in its capacity as administrative agent for the other Lenders (in such capacity, “Agent”).
RECITALS
WHEREAS, Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement, dated as of May 11, 2017, which amended and restated that certain Credit Agreement, dated as of April 17, 2015, by and among the Borrower, Agent and Lenders (as the same may be further amended, modified or restated from time to time, being hereinafter referred to as the “Credit Agreement”; capitalized terms used in this Amendment are defined in the Credit Agreement unless otherwise stated); and
WHEREAS, Borrower, Agent and Lenders desire and are willing, to amend the Credit Agreement as set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
No Waiver

1.1    Nothing contained in this Amendment or any other communication between Agent, any Lender, Borrower or any other Loan Party shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Credit Agreement or any Loan Document. Agent and each Lender hereby expressly reserves any rights, privileges and remedies under the Credit Agreement and each Loan Document that Lender may have with respect to any violation, Default or Event of Default, and any failure by Agent or any Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent or any Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Loan Document, (ii) amend or alter any provision of the Credit Agreement or any Loan Document or any other contract or instrument or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any rights, privilege or remedy of Agent or any Lender under the Credit Agreement or any Loan Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any Loan Document.

ARTICLE II
Amendments to Credit Agreement
2.1Amendment to Section 1.1 – New Definitions. Effective as of the Effective Date, the following new definitions are hereby added to Section 1.1 of the Credit Agreement in their proper alphabetical order:
“Closing Date Term Loan shall have the meaning set forth in Section 2.1.1(a).”
“First Amendment Effective Date shall mean August 8, 2017.”
“First Amendment shall mean that certain First Amendment to Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, by and among Agent, Borrower, and Lenders.
“August 2017 Term Loan shall have the meaning set forth in Section 2.1.1(a).”
2.2    Amendment to Section 1.1 – Amended Definitions. Effective as of the Effective Date, the following definition contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Term Loan Commitment shall mean $8,500,000.”
2.3    Amendment to Section 2.1.1. Effective as of the Effective Date, Section 2.1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
“2.1.1    Term Loan Commitments.
(a)    The Lenders, severally and for themselves alone, made (i) a term loan (the “Original Term Loan”) in connection with the Existing Credit Agreement in the original principal amount of $5,000,000 and (ii) an additional term loan (“Additional Term Loan” and together with the Original Term Loan, collectively the “Closing Date Term Loan”) on the Closing Date in the original principal amount of $2,824,123.80, resulting in an aggregate, outstanding principal amount of $6,500,000 as of the Closing Date. As of the First Amendment Effective Date (and immediately prior to the additional advance of the Term Loan described in the next sentence) the outstanding principal balance of the Closing Date Term Loan is $6,500,000. On and subject to the terms and conditions set forth in the First Amendment, each Lender, severally and for itself alone, agrees to make an additional term loan to Borrower (each such loan, individually and collectively, the “August 2017 Term Loan”) in an amount equal to such Lender’s applicable Pro Rata Share of $2,000,000, resulting in an aggregate, outstanding principal amount outstanding under the Term Loan of $8,500,000 as of the First Amendment Effective Date. The Additional Term Loan, the

August 2017 Term Loan, and the Original Term Loan shall be deemed a single term Loan (each such loan, individually and collectively, the “Term Loan”) which shall be in an aggregate principal amount equal to the Term Loan Commitment. The Commitments of Lenders to make the August 2017 Term Loan shall terminate concurrently with the making of the August 2017 Term Loan on the First Amendment Effective Date. The Loan is not a revolving credit facility, and therefore, any amount thereof that is repaid or prepaid by Borrower, in whole or in part, may not be re-borrowed.
(b)    Notwithstanding anything set forth in this Agreement (including, without limitation, Section 2.9 hereof) or any other Loan Document to the contrary, the principal balance of the August 2017 Term Loan shall be due and payable no later than February 1, 2018, and shall be repaid in no more than two (2) installments. Such repayments will not be subject to the provisions or fees set forth in Sections 2.8 and 2.9 hereof.
(c)    Notwithstanding anything set forth in this Agreement (including, without limitation, Sections 2.6, 2.8, and 2.9 hereof) or any other Loan Document to the contrary, payments of principal made while balances remain outstanding on both the August 2017 Term Loan and the Revolving Loans will be allocated first to the Revolving Loans until the Revolving Loans have been repaid in full and then to the August 2017 Term Loan until it has been repaid in full.”
2.4    Amendment to Section 2.6.1. Effective as of the Effective Date, Section 2.6.1(a) of the Credit Agreement is amended to add the following new sentence at the end of such Section 2.6.1(a):
“Notwithstanding the foregoing of this Section 2.6.1(a) or any other provision of this Agreement or any other Loan Document, the outstanding principal balance of the August 2017 Term Loan shall bear interest at a per annum rate of interest equal to the LIBOR Rate plus twelve and one half of one percent (12.5%), which interest shall be due and payable on the 15th day of each calendar month (or the next Business Day to the extent such 15th day is not a Business Day) commencing on August 25, 2017.”
2.5    Amendment to Section 2.7(b). Effective as of the Effective Date, Section 2.7(b) of the Credit Agreement is amended and restated in its entirety to read as follows:
“Notwithstanding the foregoing of this Section 2.7(b) or any other provision of this Agreement or any other Loan Document, upon the full repayment of the August 2017 Term Loan, whther as a result of the contractual acceleration and acceleration by Agent in accordance with this Agreement or otherwise, Borrower shall pay an additional exit fee (“2017 Exit Fee”) to Agent, for the benefit of Lenders, in an amount equal to (x) if such repayment occurs on or prior to November 30, 2017, seven percent (7.0%) multiplied by the aggregate principal amount of the August 2017 Term Loan, or (y) if such repayment occurs after November 30, 2017, fourteen percent (14.0%) multiplied by the aggregate principal amount of the August 2017 Term Loan; provided, however, that as it relates solely to the 2017 Exit Fee, such fee may, at the election of Borrower, be capitalized into the Loan on the date of any such repayment, and the outstanding principal balance of the Loan shall be increased by an amount equal to such 2017 Exit Fee that would otherwise be due on such repayment date with no further action by Agent, Lenders or Borrower; and provided, further, that the amount of the Term Loan, for purposes of calculating the exit fee described in the first sentence of this Section 2.7(b), shall exclude the aggregate principal amount of the August 2017 Term Loan.”
2.6    Amendment to Section 7.13. Effective as of the Effective Date, a new Section 7.13.4 is hereby added to the Credit Agreement to read as follows:
“2.13.4 Minimum Accounts Receivable.
As of any date of determination, commencing with November 30, 2017 and until such time that the August 2017 Term Loan has been Paid In Full, not permit the accounts receivable of Borrower that are not pledged to SCM in connection with the SCM Indebtedness to be less $3,500,000.00.”
ARTICLE III
Conditions Precedent
3.1    The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent in its sole discretion (the date on which all such conditions are satisfied or waived referred to herein as the “Effective Date”):
A.    Agent shall have received: (i) this Amendment and the Reaffirmation of the Amended and Restated Guarantee and Collateral Agreement, duly executed by all parties thereto.
B.    Agent shall have received payment, for its own account, of an origination fee in the amount of $30,000, which origination fee shall be deemed fully earned and non-refundable as of the Effective Date.
C.    The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.
D.    Agent shall have received a fully-executed warrant, in form and substance acceptable to Agent.
E.    All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

F.    Agent shall have received payment of all costs and expenses due and owing by Borrower on or prior to the date hereof (including, without limitation, all legal fees of Agent’s counsel).
ARTICLE IV
Ratifications, Representations and Warranties
4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.
4.2    Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment, the amended and restated warrant referred to in Section 3.1 above and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the organizational documents of Borrower; (b) Borrower’s directors have authorized the execution, delivery and performance of this Amendment, the warrant referred to in Section 3.1 above and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date); (d) [Reserved]; (e) Borrower is in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (f) except as disclosed to Agent, Borrower has not amended its organizational documents since the date of the Credit Agreement.
ARTICLE V

Miscellaneous Provisions
5.1    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.
5.2    Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.
5.3    Expenses of Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable costs and fees of legal counsel.
5.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
5.5    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.
5.6    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 5.6, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment.
5.7    Effect of Waiver. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
5.9    Applicable Law. THE TERMS AND PROVISIONS OF SECTIONS 10.17 (GOVERNING LAW) AND 10.18 (FORUM SELECTION; CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.
5.10    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT.
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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above‑written.
BORROWER:

HOOPER HOLMES, INC.,
a New York corporation

By:    /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: Chief Executive Officer and President

AGENT AND LENDER:

SWK FUNDING LLC,
as Agent and a Lender

By:     SWK Holdings Corporation,
its sole Manager

By:     /s/ Winston Black
Name:    Winston Black
Title:    CEO

REAFFIRMATION OF
AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

The undersigned (the “Guarantor”) each hereby acknowledges and agrees to the amendments of the Credit Agreement contained in this First Amendment to Amended and Restated Credit Agreement, dated as of August 8, 2017 (the “Amendment”), and acknowledges and reaffirms its obligations owing to Agent and the Lenders under that certain Amended and Restated Guarantee and Collateral Agreement, dated as of May 11, 2017 (the “Guarantee Agreement”) and any of the other Loan Documents to which it is a party, and agrees that such Guarantee and Loan Documents are and shall remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent and Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgement or agreement to future amendments or waivers, and nothing herein shall create such a duty.

HOOPER HOLMES, INC.,
a New York corporation

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

PROVANT HEALTH SOLUTIONS, LLC,
a Rhode Island limited liability company

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

HOOPER WELLNESS, LLC,
a Kansas limited liability company

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

ACCOUNTABLE HEALTH SOLUTIONS, LLC,
a Kansas limited liability company

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois

Title:    Chief Executive Officer and President

HOOPER INFORMATION SERVICES, INC.,
a New Jersey corporation

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

HOOPER DISTRIBUTION SERVICES, LLC,
a New Jersey limited liability company

By: Hooper Holmes, Inc.,
its Manager

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

HOOPER KIT SERVICES, LLC,
a Kansas limited liability company

By: Hooper Holmes, Inc.,
its sole Member

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President